May 27, 2015

BARROW VALUE OPPORTUNITY FUND
Institutional Class Shares
(BALIX)
Investor Class Shares
(BALAX)

and

BARROW LONG/SHORT OPPORTUNITY FUND
Institutional Class Shares
(BFSLX)
Investor Class Shares
(BFLSX)

Series of Ultimus Managers Trust

Supplement to Prospectuses and Statement of Additional Information
dated October 1, 2014, Revised May 1, 2015

Effective immediately all sales and acceptance of purchase orders for Investor Class Shares of the Barrow Value Opportunity Fund (formerly Barrow All-Cap Core Fund) and the Barrow Long/Short Opportunity Fund (formerly Barrow All-Cap Long/Short Fund) (each, a “Fund” and collectively, the “Funds”), each a series of the Ultimus Managers Trust, shall be discontinued.

On or about June 30, 2015, all existing Investor Class Shares of the Barrow Value Opportunity Fund will be converted into Institutional Class Shares of the Barrow Value Opportunity Fund and all existing Investor Class Shares of the Barrow Long/Short Opportunity Fund will be converted into Institutional Class Shares of Barrow Long/Short Opportunity Fund (the “Conversion”). There will be no fees charged in connection with the Conversion. After the Conversion, the Barrow Value Opportunity Fund and the Barrow Long/Short Opportunity Fund will each offer a single class of shares.

There are no tax consequences anticipated with the Conversion, and no action is necessary on your part to effect the Conversion. Shareholders should consult with their own tax advisors to ensure proper treatment on their income tax returns.

Shareholders may continue to freely redeem their Investor Class shares on each business day until the Conversion of the Investor Class Shares into Institutional Class Shares on June 30, 2015.

Effective June 30, 2015, the minimum investment amount in the Institutional Class Shares of both the Barrow Value Opportunity Fund and the Barrow Long/Short Opportunity is reduced from $250,000 to $2,500. Beginning on June 30, 2015, the Barrow Value Opportunity Fund and the Barrow Long/Short Opportunity Fund will each offer only a single class of shares and the designation “Institutional Class Shares” will no longer be applied to shares of the Funds.

If you have any questions regarding the Funds, please call 1-877-767-6633.

Investors Should Retain this Supplement for Future Reference